UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PIPER SANDLER COMPANIES

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V38393-P05183 PIPER SANDLER COMPANIES You invested in PIPER SANDLER COMPANIES and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2024. Vote Virtually at the Meeting* May 23, 2024 2:00 p.m. (Central Time) Virtually at: www.virtualshareholdermeeting.com/PIPR2024 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PIPER SANDLER COMPANIES C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 2024 Annual Meeting For shares held directly, vote by May 22, 2024 11:59 PM ET. For shares held in a retirement plan, vote by May 20, 2024 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V38394-P05183 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Chad R. Abraham For 1b. Jonathan J. Doyle For 1c. William R. Fitzgerald For 1d. Victoria M. Holt For 1e. Robbin Mitchell For 1f. Thomas S. Schreier For 1g. Sherry M. Smith For 1h. Philip E. Soran For 1i. Brian R. Sterling For 1j. Scott C. Taylor For 2. Ratification of the selection of Ernst & Young LLP as the independent auditor for the fiscal year ending December 31, 2024. For 3. An advisory (non-binding) vote to approve the compensation of the officers disclosed in the enclosed proxy statement, or say-on-pay vote. For NOTE: To consider and act on such other business as may properly come before the meeting or any adjournment or postponement thereof.